UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2016
QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	000-55409	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 6, 2016, Liberty Interactive Corporation ("Liberty") announced that Michael George, President and CEO of QVC, Inc., will be presenting at the 18th Annual ICR Conference on Wednesday, January 13th at 11:30 a.m., E.S.T. at the JW Marriott Grande Lakes Resort in Orlando, Florida. During his presentation, Mr. George may make observations regarding the company's financial performance and outlook.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of Liberty dated January 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: January 8, 2016	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Liberty dated January 6, 2016.

4